                                                                    EXHIBIT 10.9

                        ASSIGNMENT OF LEASEHOLD ESTATE

     THIS ASSIGNMENT OF LEASEHOLD ESTATE (this "Assignment") is executed this 2nd day of June, 1999 and is effective as of the 13/th/ day of August, 1999, by Invention Machine Corporation, a Delaware Corporation ("Assignor") in favor of CCBN.COM, Inc., a Delaware Corporation("Assignee").

     Assignor is the tenant pursuant to the terms and conditions of that certain Lease dated as of December 2, 1996 by and between Assignor and WHLN Real Estate limited partnership (Landlord) for a total of approximately 23,167 square feet on the fifth (5/th/) and sixth (6/th/) floors of the building located at 200 Portland Street in Boston, Massachusetts (the "Leased Premises"), a copy of which is attached hereto and incorporated herein as Exhibit "A" ("Lease").

     Assignor wishes to transfer and assign to Assignee and Assignee wishes to assume all of Assignor's right, title and interest under and pursuant to the Lease. For valuable consideration, the receipt and sufficiency of such is hereby acknowledged, Assignor and Assignee agree as follows:

     Assignee hereby assumes and agrees from and after the effective date hereof to (i) pay all sums becoming due under the Lease directly from Assignor, and
(ii) fulfill all of Assignor's other obligations and agreements under the Lease provided that Assignee shall only be liable for such sums and other obligations, including, without limitation, any indemnification obligations attributable to the period from and after the effective date hereof.

     Effective as of the effective date hereof, Assignor has assigned, transferred and conveyed, and does by these presents assign, transfer and convey unto Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the Lease including Assignor's right to receive a refund of the first $30,950.50 of the balance of the security deposit ("Assignee's Portion of the Security Deposit") pursuant to the Lease, but excluding Assignor's right to receive a refund of the balance of the security deposit after the first $30,950.50; provided, further, that (i) any reduction in the security deposit as provided in the Lease during the term thereof shall be paid to Assignor by Landlord or if paid to Assignee reimbursed to Assignor within five (5) days of receipt thereof and (ii) any use of the security deposit by Landlord shall be deducted from the Assignee's Portion of the Security Deposit first and then from the remainder of the security deposit and (iii) at the end of the term of the Lease, Assignee shall be obligated to pay to Assignor the balance of the security deposit owing to Assignor (such balance being equal to the amount of the security deposit on the date hereof less: Assignee's Portion of the Security
                                        ----
Deposit: less any amount paid to Assignor as a reduction in the Security Deposit
         ----
under the Lease), if any portion thereof is not paid directly to Assignor by Landlord because the same was paid to Assignee or because of Assignee's default under the Lease. Notwithstanding the foregoing, Assignor shall have no rights with respect to any additional security deposit posted by Assignee in connection with this Assignment pursuant to the Consent to the Assignment of Landlord.

     Assignor does hereby agree to indemnify and hold Assignee, its successors and assigns and its directors and officers and such directors' and officers' heirs and assigns, harmless from and against any and all reasonable costs, claims, damages, liabilities and obligations (including, without limitation, operating expenses and tax expenses) arising under or pursuant to the Lease or relating to the Leased Premises and attributable to any period occurring prior to the effective date hereof, or with respect to or arising from any breach or default under this Assignment or the falsity or untruthfulness of any representation or warranty of Assignor contained herein as of the date hereof or as of the effective date hereof, including all reasonable attorneys' fees and court costs incurred in connection therewith by Assignee, its successors and assigns and its directors and officers and such directors' and officers' heirs and assigns.

     Assignee does hereby accept the assignment of the interests conveyed herein and assumes all obligations of Assignor under the Lease attributable to the period from and after the effective date hereof. Moreover, Assignee does hereby agree to indemnify and hold Assignor, its successors and assigns and its directors and officers and such directors' and officers' heirs and assigns, harmless from and against any and all reasonable costs, claims, damages, liabilities and obligations (including, without limitation, operating expenses and tax expenses) arising under or pursuant to the Lease or relating to the Leased Premises and attributable to any period occurring on and after the effective date hereof, or with respect to or arising from any breach or default under this Assignment or the falsity or untruthfulness of any representation or warranty of Assignee contained herein as of the date hereof or as of the effective date hereof, including all reasonable attorneys' fees and court costs incurred in connection therewith by Assignor, its successors and assigns and its directors and officers and such directors' and officers' heirs and assigns.

     Assignor and Assignee each hereby represent and warrant to the other that no agents or brokers were used or engaged by them in connection with this Assignment, except for Spaulding & Slye and Cushman & Wakefield (who will be paid by Assignor and Assignee per a separate agreement). Both Assignor and Assignee hereby agree to indemnify each other from and against any and all claims, costs, liabilities and expenses (including reasonable attorneys' fees and court costs) arising out of claims for broker's fees alleged to have arisen or resulted from their respective actions.

     Assignor represents and warrants as follows (which representations and warranties shall be deemed to be made again as of the effective date hereof):

     a. The Lease is a complete statement of the agreement between the parties with respect to the letting of the Premises referred to therein.

     b. A true and complete copy of the Lease including all amendments and any rules and regulations relating to the Leased Premises is attached hereto as Exhibit A as well as any non-disturbance agreement executed by Assignor.

     c. The Lease is presently in full force and effect according to its terms and is the valid and binding obligation of the undersigned as of the date hereof.

     d. The term of the Lease has commenced and the full rental is now accruing thereunder.

     e. Assignor has accepted possession of the Leased Premises, is currently operating its business therein, and any improvements required by the terms of the Lease to be made by the Landlord have been completed to the satisfaction of Assignor.

     f. All rent and other sums due under the Lease have been paid up to the effective date of this Assignment and Assignor has not advanced any funds for or on behalf of Landlord.

     g. Assignor, as of this date, is not in default under the terms of the Lease and has no charge, lien, or claim of offset (under the Lease or otherwise) against rents or other sums due or to become due to Landlord thereunder. Landlord is not in default in the performance of its obligations to Assignor under the Lease.

     h. Assignor has not made any alterations or improvements to the Leased Premises, nor is Assignor aware of any alterations or improvements located in the Leased Premises, which Landlord has already informed Assignor must be removed at the expiration or earlier termination of the Lease.

     i. The Commencement Date under the Lease was January 31, 1997 and the initial term shall expire January 31, 2002. The Lessor's Work and the Lessee's Improvements or Landlord's Work, as the case may be, have been completed to Assignor's satisfaction and the same has been paid in full.

     j. No taxes are paid to Landlord by Assignor with respect to any personal property located at the Leased Premises or Lessee's Improvements.

     k. Any fees required to be paid to Landlord in connection with this assignment have been paid or will be paid by Assignor prior to the effective date hereof.

     l. Assignor is not aware of any claim, action, cause of action, event, liability or damage occurring on or prior to the date hereof which would or may require Assignor to indemnify the Landlord under the Lease.

     m. The current amount of the Security Deposit under the Lease is $73,362.16.

     n. Assignor's right, title and interest in the Lease are free and clear of all encumbrances and Assignor has not subleased or assigned all or any part of the Lease or the Leased Premises (except to Assignee pursuant to the use and occupancy provision provided herein).

     Assignee shall pay all rent due under the Lease commencing on the effective date hereof which shall include all Basic Rent and Additional Rent. If the effective date hereof shall be on a day other than the first day of the month, Basic Rent and Additional Rent shall be pro-rated based upon the number of days remaining in the month, and such pro-rated sum shall be reimbursed on the effective date hereof by Assignee to Assignor. Assignor agrees to reimburse Assignee within thirty days of receipt of any bill from the Landlord for any electricity charges occurring prior to the effective date of this Assignment.

     Within thirty (30) days of any annual settlement or reconciliation by Landlord of the actual taxes and operating costs for the current annual period in effect on the effective date hereof, Assignee shall provide written notice to Assignor of the amount by which the estimated payments paid during Assignor's leasing of the Leased Premises are less than the actual taxes and operating costs for such period (or Assignee shall notify Assignor of any overpayment during such time period) and Assignor shall pay such amount to Assignee (or Assignee shall reimburse to Assignor any refund) within thirty (30) days of receiving such written notice from Assignee (or Assignee shall reimburse any such amount within sixty (60) days of any annual settlement).

     Any amount not paid when due shall accrue interest at twelve percent (12%) until paid. Any default in payment shall not unwind the assignment hereunder, but the non-defaulting party shall have all rights and remedies under law or equity to recover any amount due hereunder.

     In order to induce Assignor to execute and deliver this Assignment, Assignees shall deliver to Assignor, on or prior to the effective date hereof the Guaranty of Jeffrey Parker (the "Guaranty"), for the benefit of Assignor in form and substance reasonably satisfactory to Assignor. The Guaranty shall provide that the Guaranty shall terminate upon the delivery to Assignor of a Letter of Credit for the benefit of Assignor, in form and substance reasonably satisfactory to Assignor (the "Letter of Credit"). If Assignee shall deliver the Letter of Credit, the Letter of Credit shall remain in full force and effect for the term of the Lease. Assignor and Assignee agree that if an Event of Default (as defined in the Lease) occurs under the Lease and the Landlord has made demand upon Assignor for the payment of any sums due thereunder then Assignor shall have the right to draw upon the Letter of Credit and apply the same to obligations so demanded without notice or consent of Assignee.

     Assignee hereby agrees to promptly give Assignor notice of any defaults under the Lease, or of any notice of defaults under the Lease received by Assignee.

     Assignor and Assignee agree as follows: (a) from and after June 2, 1999 and continuing through the effective date hereof, Assignee and up to approximately twelve of Assignee's employees may use and occupy up to 2,500 square feet of the Leased Premises (the location of such space to be mutually agreed upon by the parties); provided, however, no leasehold or tenancy at will, or any other form of tenancy is or shall be created hereby; (b) no rent or other payment shall be due from Assignee in connection with such use and occupancy; (c) such use and occupancy shall be subject to the terms and conditions of the Lease and any reasonable rules and regulations established by Assignor with respect to such use by Assignee; (d) Assignor shall have absolutely no responsibility for any items of personal property of Assignee which shall be located on the Leased Premises and Assignee shall bear any risk of loss for such personal property however caused; and (e) Assignee shall indemnify and hold harmless Assignor from and against all liability, obligations, costs or expenses (including reasonable attorney's fees) incurred (i) with or relating in any manner to any actions, claims or demands by third persons or Assignee in tort, contract or otherwise, arising in connection with said use and occupancy, and based upon or arising from any act, default or neglect of Assignee, its agents, servants, employees or guests, or (ii) with respect to any injury or death to any persons or damage or theft, destruction, loss or loss of use of any property at the Leased Premises or the building in which the Leased Premises are a part, and caused by Assignee, its agents, servants, employees or guests during such use and occupancy, or
(iii) with respect to any default under the Lease caused by Assignee, its agents, servants, employees or guests during such use and occupancy. Notwithstanding anything herein to the contrary, the use and occupancy provided for in the prior sentence shall terminate upon the termination of this Assignment.

     Assignor and Assignee acknowledge that this Assignment is being executed simultaneously with an Assignment of Leasehold Estate by and between Assignee, as assignor thereunder, and Assignor, as assignee thereunder, with respect to certain premises located at 133 Portland Street, Boston, Massachusetts (the "133 Portland Street Assignment"). Assignor and Assignee agree that this Assignment is conditioned upon and shall not be effective until (a) the full execution of the 133 Portland Street Assignment; (b) the written consent of the Landlord to the transactions evidenced by this Assignment; (c) the written consent of the landlord to the 133 Portland Street Assignment; (d) the execution and delivery to the Assignor of the Guaranty; and (e) a written statement from a certified public accountant (whose signature is notarized) certifying that the net worth of Jeffrey Parker is greater than $10,000,000.00, in form and substance reasonably satisfactory to Assignor, is delivered to Assignor. If all of the foregoing matters shall not have occurred on or prior to the effective date recited above, the Assignment of Leasehold Estate shall be null and void and without further recourse to the parties hereto which shall be evidenced by a written instrument executed by the parties hereto.

     This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party shall record this document without the prior written consent of the other party.

     Executed under seal as a Massachusetts contract and effective as of the respective dates first above written.

                                     ASSIGNOR:

                                     INVENTION MACHINES CORPORATION, a
                                     Delaware Corporation

                                     By: /s/ [ILLEGIBLE]
                                        ---------------------------------
                                     Name: [ILLEGIBLE]
                                          -------------------------------
                                     Title: CFO
                                           ------------------------------

                                     ASSIGNEE:

                                     CCBN.COM, Inc. a Delaware Corporation

                                     By: /s/ Paul M. Prescott
                                        ---------------------------------
                                     Name: Paul M. Prescott
                                          -------------------------------
                                     Title: V.P. Finance
                                           ------------------------------

COMMONWEALTH OF MASSACHUSETTS   )

COUNTY OF SUFFOLK               )

     This instrument was acknowledged before me on this _____ day of ____, 1999, by _____________________________, _______________________ of Invention Machines
Corporation, a Delaware Corporation, on behalf of said Corporation.


                              __________________________________
                              Notary Public in and for
                              The Commonwealth of Massachusetts
                              Name: ____________________________
                              My Commission Expires: ___________

COMMONWEALTH OF MASSACHUSETTS  )

COUNTY OF SUFFOLK              )

     This instrument was acknowledged before me on this _____ day of _____, 1999, by _____________________, _________________ of CCBN.COM, Inc. a Delaware
Corporation on behalf of said Corporation.


                              _________________________________
                              Notary Public in and for
                              The Commonwealth of Massachusetts
                              Name: ___________________________
                              My Commission Expires:___________

                                  EXHIBIT "A"

                                     LEASE

                            LEASE AGREEMENT BETWEEN



            WHLN REAL ESTATE LIMITED PARTNERSHIP, AS LANDLORD, AND


                   INVENTION MACHINE CORPORATION, AS TENANT



                            DATED DECEMBER 2, 1996

                                     LEASE


    THIS LEASE AGREEMENT (this "Lease" is entered into as of the 2/nd/ day of
                                -----
December 1996, between WHLN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and INVENTION MACHINE CORPORATION, a Delaware
              --------
corporation ("Tenant").
              ------

     1.  Lease Grant. Subject to the terms of this Lease, Landlord leases to
         -----------
Tenant, and Tenant leases from Landlord, approximately 23.167 rentable square feet (the "Premises") on the fifth (5th) and sixth (6th) floors of the office
           --------
building (the "Building") located at 200 Portland Street, Boston, Massachusetts.
               --------
The land on which the Building is located and the Premises are described on Exhibit A. The term "Building" includes the related land, driveways, parking
---------
facilities, and similar improvements.

     2.  Term. The term of this Lease shall be six (6) years, commencing on the
         ----
date (the "Commencement Date") upon which Landlord's Work, as defined and set
           -----------------
forth in Exhibit C attached hereto, shall achieve Substantial Completion (as
         ---------
defined below in Exhibit C), provided, however, that Landlord provides Tenant
                 ---------
with at least ten (10) days prior written notice of the date upon which such Landlord's Work shall achieve Substantial Completion, and expiring at 5:00 p.m., on the sixth (6th) anniversary date of the Commencement Date (the "Term", which
                                                                   ----
definition shall include all renewals of the initial Term). Notwithstanding the foregoing, if the Commencement Date is not the first day of a calendar month, then the Term shall be extended by the number of days between the Commencement Date and the first day of the next month. Landlord shall use best efforts to complete Landlord's Work on or before January 15, 1997; provided, however, Landlord shall in no event be required to spend more than the Construction Allowance to construct Landlord's Work.

     3.  Rent.
         ----

         (a)  Basic Rent. Subject to the provisions of Exhibit F, "Basic Rent"
              ----------                                           ----------
(herein so called) shall be the following amounts for the following periods of time:

          Time Period          Annual Basic Rent  Monthly Basic Rent
          -----------          -----------------  ------------------
          Months 1-6                                  $24,614.94
          Months 7-12                                 $31,354.63
          Jan 26 98-Jan 26 99      $463,340.00        $38,611.67
          Year 4                   $486,507.00        $40,542.25
          Years 5-6                $509,674.00        $42,472.83

    The term "Lease Year" shall mean any period of twelve (12) months commencing
              ----------
on the first day of the first full month of the Term or any anniversary of such date or, if fewer than twelve (12) months remain in the Term after any such anniversary, the period commencing on such anniversary date through the last day of the Term.

                               TABLE OF CONTENTS


                                                                           Page
1.   Lease Grant..........................................................    1

2.   Term.................................................................    1

3.   Rent.................................................................    1

     (b)   Payment........................................................    2
     (c)   [Intentionally Omitted.].......................................    2
     (d)   Operating Costs................................................    2
     (e)   Billing for Electricity........................................    5

4.   Delinquent Payment; Handling Charges.................................    5

5.   Security Deposit.....................................................    5

6.   Landlord's Obligations...............................................    6
     (a)   Services.......................................................    6
     (b)   Excess Utility Use.............................................    6
     (c)   Restoration of Services; Abatement.............................    7
     (d)   Landlord's Repairs and Maintenance.............................    7

7.   Improvements; Alterations; Repairs; Maintenance......................    8
     (a)   Improvements; Alterations......................................    8
     (b)   Repairs; Maintenance...........................................    9
     (c)   Performance of Work............................................    9
     (d)   Mechanic's Liens...............................................    9

8.   Use..................................................................    9

9.   Assignment and Subletting............................................   10
     (a)   Transfers; Consent.............................................   10
     (b)   Cancellation...................................................   11
     (c)   Additional Compensation........................................   11

10.   Insurance; Waivers; Subrogation; Indemnity..........................   12
     (a)   Insurance......................................................   12
     (b)   Waiver of Negligence; No Subrogation...........................   12
     (c)   Indemnity......................................................   12
     (d)   Landlord's Indemnity...........................................   13

     (e)   Landlord's Insurance...........................................  13

11.  Subordination Attornment; Notice to Landlord's Mortgagee.............  13
     (a)   Subordination..................................................  13
     (b)   Attornment.....................................................  13
     (c)   Notice to Landlord's Mortgagee.................................  13

12.  Rules and Regulations................................................  13

13.  Condemnation.........................................................  14
     (a)   Total Taking...................................................  14
     (b)   Partial Taking - Tenant's Rights...............................  14
     (c)   Partial Taking - Landlord's Rights.............................  14
     (d)   Award..........................................................  14

14.  Fire or Other Casualty...............................................  14
     (a)   Repair Estimate................................................  14
     (b)   Landlord's and Tenant's Rights.................................  14
     (c)   Landlord's Rights..............................................  15
     (d)   Repair Obligation..............................................  15

15.  Taxes................................................................  15

16.  Events of Default....................................................  16

17.  Remedies.............................................................  16

18.  Payment by Tenant; Non-Waiver........................................  17
     (a)   Payment by Tenant..............................................  17
     (b)   No Waiver......................................................  18

19.  Landlord's Default...................................................  18

20.  Surrender of Premises................................................  18

21.  Holding Over.........................................................  19

22.  Certain Rights Reserved by Landlord..................................  19

23.  [intentionally omitted]..............................................  19

24.  Miscellaneous........................................................  19
     (a)   Landlord Transfer..............................................  20
     (b)   Landlord's Liability...........................................  20

(c)  Force Majeure......................................................     20
(d)  Brokerage..........................................................     20
(e)  Estoppel Certificates..............................................     20
(f)  Notices............................................................     20
(g)  Severability.......................................................     21
(h)  Amendments and Binding Effect......................................     21
(i)  Quiet Enjoyment....................................................     21
(j)  No Merger..........................................................     21
(k)  No Offer...........................................................     21
(l)  Entire Agreement...................................................     21
(m)  Waiver of Jury Trial ..............................................     21
(n)  Time of Essence ...................................................     21
(o)  Governing Law......................................................     22
(p)  Joint and Several Liability........................................     22
(q)  Financial Reports..................................................     22
(r)  [intentionally omitted]............................................     22
(s)  Telecommunications.................................................     22
(t)  Confidentiality....................................................     22
(u)  Notice of Lease....................................................     23
(v)  List of Exhibits...................................................     23
(w)  Commencement Date Letter...........................................     23
(x)  Corporate Approval....................................................  23

                             LIST OF DEFINED TERMS

                                                                            Page
Additional Rent............................................................    2
Affiliate..................................................................   12
Basic Rent.................................................................    1
BOMA Method................................................................    4
Building...................................................................    l
Casualty...................................................................   14
Commencement Date..........................................................    1
Damage Notice..............................................................   14
Event of Default...........................................................   16
Expansion Space............................................................   37
Expansion Space Commencement Date..........................................   37
Expense Stop...............................................................    2
Landlord...................................................................    1
Landlord's Mortgagee.......................................................   13
Lease......................................................................    1
Loss.......................................................................   12
Maximum Construction Allowance.............................................   32
Operating Costs............................................................    2
Operating Costs and Tax Statement..........................................    4
Permitted Use..............................................................    9
Premises...................................................................    1
Rent.......................................................................    1
Security Deposit...........................................................    5
Taking.....................................................................   14
Taxes......................................................................    3
Tenant.....................................................................    1
Term.......................................................................    1
Total Construction Costs...................................................   32
Transfer...................................................................   10
Additional Rent............................................................    2
Affiliate..................................................................   11
Basic Rent.................................................................    1
BOMA Method................................................................    4
Building...................................................................    1
Casualty...................................................................   14
Commencement Date..........................................................    1
Construction Allowance.....................................................   31
Damage Notice..............................................................   14
Event of Default...........................................................   15
Expansion Space............................................................   36
Expansion Space Commencement Date..........................................   36

Expense Stop...............................................................   2
Landlord...................................................................   1
Landlord's Mortgagee.......................................................  12
Lease......................................................................   1
Loss.......................................................................  12
Maximum Construction Allowance.............................................  31
Maximum Construction Allowance Termination Date............................  31
Operating Costs............................................................   2
Operating Costs and Tax Statement..........................................   4
Permitted Use..............................................................   9
Premises...................................................................   l
Rent.......................................................................   1
Security Deposit...........................................................   5
Taking.....................................................................  13
Taxes......................................................................   3
Tenant.....................................................................   1
Term.......................................................................   1
Total Construction Costs...................................................  31
Transfer ..................................................................  l0

          (b)  Payment. Tenant shall timely pay to Landlord Basic Rent and all
               -------
additional sums to be paid by Tenant to Landlord under this Lease (collectively, the "Rent"), without notice, deduction or set off, at Landlord's address
     ----
provided for in this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance and shall be accompanied by all applicable state and local sales or use taxes, if any. The first monthly installment of Basic Rent shall be payable on the Commencement Date; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

          (c)  [Intentionally Omitted.]

          (d)  Operating Costs.
               ---------------

               (1) Tenant shall pay an amount per each rentable square foot in the Premises per annum ("Additional Rent") equal to the difference between
                             ---------------
    the Operating Costs (defined below) per rentable square foot in the Building for any calendar year in the Term occurring after the 1997 calendar year and the actual Operating Costs per rentable square foot in the Building for the calendar year 1997 (the "Expense Stop"). Landlord may make a good faith
                             ------------
    estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, commencing on January 1, 1998 and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

               (2)  The term "Operating Costs" shall mean all expenses and
                              ---------------
    disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs:
    (A) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the Building, including taxes, insurance and benefits relating thereto provided that if any such employee is also employed on other property of Landlord,such compensation shall be suitably prorated among the Building and such other properties);
    (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the

     Building; (C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs of the Building, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion: (D) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 3(d); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including, without limitation, alarm service, window cleaning, and elevator maintenance).

          Notwithstanding any term or provision in this Lease to the contrary, Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 3(d)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, principal, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g. tax disputes); (vii) renovating or otherwise improving
                ---
     space for occupants of the Building or vacant space in the Building or any Building or common areas; (viii) Taxes (defined below); and (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building.

               (3) Tenant shall also pay its proportionate share of the difference ("Tax Escalation"); if any, between Taxes for the current
                  --------------
     calendar year (or the applicable portion thereof) of the Term occurring after the 1997 calendar year and Taxes for the 1997 calendar year (it being understood that Taxes for calendar year 1997 shall be comprised of actual Taxes (as opposed to estimated Taxes) for the latter half of fiscal year 1997 (i.e., January 1, 1997 through June 30, 1997) and the first half of fiscal year 1998 (i.e., July 1, 1997 through December 31, 1997)) for each year and partial year falling within the Term, which proportionate share shall be determined by multiplying such difference by a fraction, the numerator of which is the number of rentable square feet in the Premises and the denominator of which is the number of rentable square feet in the Building. Tenant shall pay the Tax Escalation in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes"
                                                                         -----
     shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on

Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof).

          (4) By April l of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs for the previous year, adjusted as provided in Section 3(d)(6), and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). Such
                            ---------------------------------
Operating Costs and Tax Statement shall contain line item breakdowns of expenses. If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs than the actual Additional Rent and more for Taxes than the actual Tax Escalation for the year for which such Statement was prepared, then Landlord shall promptly credit or reimburse Tenant for such excess within thirty
(30) days after the delivery of the Operating Costs and Tax Statement to Tenant; likewise, if Tenant paid less than the actual Additional Rent or Tax Escalation due, then Tenant shall promptly pay Landlord such deficiency within thirty (30) days after receiving written notice from Landlord of the amount of such deficiency. Any such Operating Cost and Tax Statement furnished by Landlord shall be binding and conclusive upon Tenant unless Tenant shall notify Landlord that Tenant disputes the correctness of such Operating Cost and Tax Statement within ninety (90) days after submission thereof by Landlord.

          (5) For the purposes of this Lease, the parties stipulate that the area of the Premises is approximately 23,167 rentable square feet and the area of the Building is approximately 102,900 rentable square feet. If Landlord so requests, the area of the Premises or the Building shall be remeasured, at Landlord's cost, by an engineer or architect reasonably satisfactory to Landlord using the American National Standard Method for Measuring Floor Area in Office Buildings ANSIZ, 65.1, 1980, as reasonably modified by Landlord (the BOMA
                                                                     ----
Method"). The area stipulated herein shall be fully applicable and binding on
------
the parties until after such time, if ever, as any such measurement is effected and Landlord provides Tenant with notice of the new measurements, following which event the new measurements, if they differ from those herein set forth, shall be applicable to future obligations only. Tenant may request, within thirty (30) days after Landlord's notice to Tenant, that Landlord provide Tenant with back-up information with respect to the new measurements.

          (6) With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 95% of the rentable area thereof, the Operating Costs which vary depending upon Building occupancy levels for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 95% of the rentable area thereof.

          (e)  Billing for Electricity. To the extent that the Premises are
               -----------------------
separately metered for utilities, Tenant shall pay (as hereinafter described) for the use of all electrical service to the Premises. Tenant shall be billed directly by such utility company and Tenant agrees to pay each bill promptly in accordance with its terms, and upon default in making any such payment, Landlord may pay such charges and collect the same from Tenant. In the event for any reason Tenant cannot be billed directly, Landlord shall forward each bill received with respect to the Building to Tenant of which Tenant shall pay its proportionate share (based upon meter readings) promptly and in accordance with its terms. If the Premises are not separately metered for any reason, Tenant shall pay Landlord as further additional rent, in monthly installments at the time prescribed for monthly installments of Basic Rent, a pro rata share of the cost of electricity for the Premises as estimated by Landlord from time to time in Landlord's reasonable discretion. Initially, the cost estimate by Landlord shall be at the rate of $1.00 per rentable square foot of the Premises per annum. Landlord may require the purchase and installation of a meter and/or sub-meter, at Tenant's sole cost and expense, for the purpose of metering and/or sub-metering Tenant's consumption of electricity. Tenant shall keep such meter and/or sub-meter serving the Premises and their related installation equipment in good working order and repair.

     4.  Delinquent Payment; Handling Charges. All payments required of Tenant
         ------------------------------------
hereunder which are more than ten (l0) days past due shall bear interest from the date due until paid at a rate of interest equal to fifteen percent (15%) per annum; alternatively, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 4 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

     5.  Security Deposit. Contemporaneously with the execution of this Lease,
         ----------------
Tenant shall pay to Landlord $128,383.79 (the "Security Deposit"), which shall
                                               ----------------
be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 16). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation after an Event of Default hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within thirty (30) days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations under this Lease. The Security Deposit may be commingled with other funds and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord shall assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit. Notwithstanding any provisions of this Lease to the contrary, if, after the first two (2) Lease Years, no Event of Default (defined in Section 16) has occurred and Tenant is not currently in default hereunder, then Landlord shall reduce the amount held as the Security Deposit to

$73,362.16 and return to Tenant $55,012.63. Notwithstanding any provisions of this Lease to the contrary, if, after the fourth (4th) Lease Year, no Event of Default has occurred and Tenant is not currently in default hereunder, then Landlord shall reduce the amount held as the Security Deposit to $36,681.08 and return to Tenant any Security Deposit balance in excess of $36,681.08

     6.   Landlord's Obligations
          ----------------------

          (a) Services. Landlord shall furnish to Tenant: (i) water to the
              --------
Premises; (2) heated and refrigerated air conditioning as appropriate, at such temperatures and in such amounts as are standard for comparable buildings in the vicinity of the Building; (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations and such window washing as may from time to time be reasonably required, as more particularly described on Exhibit G attached hereto; (4) elevators for ingress and egress to the floor
   ---------
on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit (but not eliminate) the number of operating elevators during non-business hours and holidays; and (5) electrical current during normal business hours for equipment that does not require more than l10 volts and whose electrical energy consumption does not exceed normal office usage. If Tenant desires any of the services specified in this Section 6(a) at any time other than (A) between 8:00 a.m. and 6:00 p.m. on weekdays; or (B) 9:00 a.m. to l:00 p.m. on Saturday, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within ten (10) days after Landlord has delivered to Tenant an invoice therefor.

          (b) Excess Utility Use. Landlord shall not be required to furnish
              ------------------
electrical current for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 6(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within ten (10) days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenants written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten (10) days after Landlord has delivered to Tenant an invoice therefor. A list of Tenant's machines and equipment to be located in the Premises as of the Commencement Date is attached hereto as Exhibit B-1. Notwithstanding any provisions in this Lease to the
          -----------
contrary, Tenant's use of the machines and equipment listed on Exhibit B-1
                                                               -----------
attached hereto for the Permitted Use shall not require the installation of any supplemental equipment (including HVAC) at additional cost to Tenant.

          (c)  Restoration of Services; Abatement. Landlord shall use reasonable
               ----------------------------------
efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than ten (10) consecutive business days because of the unavailability of any such service then Tenant shall, as its exclusive remedy, be entitled to a reasonable abatement of Rent for each consecutive day (after such ten (10) day period) that Tenant is so prevented from using the Premises.

          (d)  Landlord's Repairs and Maintenance. Except as otherwise provided
               ----------------------------------
in this Lease, Landlord agrees to keep in and maintain in good order, condition and repair (i) the roof of the Building, (ii) common areas of the Building (including, without limitation the elevators), and (iii) exterior walls and the structure and foundation of the Building (including all plumbing, HVAC, mechanical and electrical systems installed by Landlord, but excluding any portion of any such system that has been altered or improved by Tenant in any way without Landlord's prior written consent, provided that with respect to any alteration or improvement consented to by Landlord Tenant shall keep all such alterations and improvements in good order, condition and repair). Notwithstanding the foregoing, Landlord shall in no event be responsible to Tenant for the repair of (aa) glass in the Premises, (bb) the doors leading to the Premises (exclusive of interior elevator doors), (cc) any equipment or installations made by Tenant in the Premises, or (dd) any condition in the Premises or the Building caused by the negligence or willful misconduct of Tenant, or any of its employees, agents or representatives. Landlord shall not be responsible for the performance of any improvements or repairs to the Building other than as expressly provided in this Section 6(d), or as expressly provided to the contrary in this Lease. Landlord agrees to replace all windows in the Premises where the seal has broken within one hundred eighty (180) days of the Commencement Date and the cost of such replacement shall not be deducted from the Construction Allowance. Landlord agrees to ensure that the common areas of the Building comply with the Americans with Disabilities Act of 1990,142 U.S.C. 12101-12213 and 47 U.S.C. 152.221.225 and 611, as the same may be amended from time to time, and the regulations adopted pursuant thereto.

          Subject to Section 19 below, Landlord shall never be liable for any failure to make repairs or to perform maintenance which Landlord has undertaken to make or to perform pursuant to the provisions of this Lease, unless Tenant has given written notice to Landlord in accordance with the terms of this Lease of the need to make such repairs, and Landlord has failed to commence to make such repairs or perform such maintenance within a reasonable time after receipt of such notice, or thereafter fails to proceed with reasonable diligence to complete such repairs or maintenance in a timely manner.

     7.   Improvements; Alterations; Repairs; Maintenance.
          -----------------------------------------------

          (a)  Improvements; Alterations. Except for Landlord's Work, if any,
               -------------------------
described in Exhibit C attached hereto, all alterations and improvements to the
             ---------
Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type (other than Tenant's corporate logo and framed prints) on or about the Premises which would affect the appearance of the elevator lobby on the fifth (5th) floor of the Premises, the exterior of the Building or of any common areas of the Building without the prior written consent of Landlord, which consent may be withheld or delayed in Landlord's sole discretion, except that Landlord's consent shall not be unreasonably withheld or delayed in connection with any such paint, installation or decoration, sign, window or door lettering or advertising media affecting the appearance of the elevator lobby on the fifth (5th) floor of the Premises. With the exception of Landlord's Work, all alterations, additions, or improvements made in or upon the Premises shall, at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain on the Premises at the end of the Term without compensation to Tenant; provided that any customized improvements made by Tenant may be removed at Tenant's option and, if removed by Tenant, Tenant shall repair all damage caused thereby in accordance with the provisions of the Lease, including, without limitation,
Section 20. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all laws; Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any law. Notwithstanding the foregoing, Tenant may from time to time make alterations, additions or improvements to the Premises, without the consent of Landlord and without Landlord's approval of plans provided: (i) the cost thereof shall not exceed Five Thousand Dollars ($5,000) in the aggregate in any calendar year; (ii) Tenant shall, prior to commencing any such alterations, additions and/or improvements in the Premises in connection therewith, furnish Landlord with a complete set of plans and specifications for any such alterations, additions and/or improvements to the extent plans and/or specifications are prepared in connection with any such alterations, additions and/or improvements; (iii) such alterations additions and/or improvements shall not involve or affect the structure of the Building or any of the mechanical, electrical or plumbing systems of the Building; and (iv) Tenant shall comply with all requirements of this Lease with respect to such alterations, additions and/or improvements other than obtaining the prior approval of Landlord.

          (b)  Repairs; Maintenance. Tenant shall maintain the Premises in a
               --------------------
clean, safe, and operable condition, reasonable wear and tear excepted, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by Tenant, Tenant's transferees, or their respective agents, contractors, or invitees. If Tenant fails to make such repairs or replacements within fifteen (15) days after the occurrence of such damage, then Landlord may make the same at Tenant's cost provided Landlord has given Tenant prior notice of Landlord's intent to make such repairs or replacements. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 7 shall be paid by Tenant to Landlord within thirty
(30) days after Landlord has invoiced Tenant therefor.

          (c)  Performance of Work. All work described in this Section 7 shall
               -------------------
be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such reasonable amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all legal requirements and in a good and workmanlike manner so as not to damage the Premises, the Building, or the components thereof. Upon completion of any work, Tenant shall promptly furnish Landlord with full and final waivers of lien covering all labor and materials included in the work in question.

          (d)  Mechanic's Liens. Tenant shall not permit any mechanic's liens to
               ----------------
be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord, without investigating the validity of such lien, may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten (10) days after Landlord has invoiced Tenant therefor.

     8.   Use. Tenant shall continuously occupy and use the Premises only for
          ---
the development of software, for general and executive offices and to conduct educational and training courses for employees and clients of Tenant (the "Permitted Use"), and for no other purposes, and shall comply with all laws,
 -------------
orders, rules, and regulations relating to the use, condition, and occupancy of the Premises; provided, however, all educational and training courses shall be offered only to employees and clients of Tenant and shall be held on the fifth

(5th) floor of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any hazardous materials or substances (other than substances customarily found in offices (i.e., copier toner, cleaning fluids, etc.) and then only to the extent in compliance with applicable laws). If, because of Tenant's acts, the rate of insurance on the Building or its contents increases and Landlord has given Tenant thirty (30) days prior written notice of any such increase, then such acts shall be an Event of Default. Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control its agents, employees, and invitees in such a manner as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

     9.   Assignment and Subletting
          -------------------------

          (a) Transfers; Consent. Tenant shall not, without the prior written
              ------------------
consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet all or a portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 9(a)(1) through 9(a)(6) being a "Transfer"). This Section 9(a) shall not apply to any
                         --------
transactions by Tenant with an entity into or with which Tenant is merged or consolidated or with an entity to which substantially all of Tenant's assets are transferred or with any entity which controls or is controlled by Tenant or is under common control with Tenant or with which Tenant, directly or indirectly, has a fifty percent (50%) or greater ownership interest, or which directly or indirectly, has a fifty percent (50%) or greater interest in Tenant (each such entity shall be deemed an "Affiliate of Tenant"), provided that in any of such events (x) Landlord is provided with notice of any such transaction prior to the consummation thereof, (y) except in the case where an Affiliate of Tenant sublets less than fifty percent (50%) of the Premises, Landlord is provided with evidence satisfactory to it that the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (i) the net worth of Tenant as of the date of this Lease or (ii) the net worth of Tenant immediately prior to such merger, consolidation or transfer, and (z) in the case of any assignment of this Lease, the assignee agrees directly with Landlord, by written instrument in form reasonably satisfactory to Landlord, to be bound by all the obligations of Tenant hereunder including, without limitation, the covenant against further assignment and subletting except in accordance with the express provisions of this Lease. If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that Tenant is assigning or subletting the entire Premises and the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) does not engage in business similar to those of other tenants in the Building, and (D) is not another tenant or occupant of the
Building: otherwise, Landlord may withhold its consent in its sole discretion. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $500.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. Landlord's consent to a Transfer shall not release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

          (b)  Cancellation. Landlord may, within thirty (30) days after
               ------------
submission of Tenant's written request for Landlord's consent to an assignment or subletting other than to an Affiliate of Tenant, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

          (c)  Additional Compensation. Tenant shall pay to Landlord,
               -----------------------
immediately upon receipt thereof, the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage
                                                             ----
commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

     10.  Insurance; Waivers; Subrogation; Indemnity
          ------------------------------------------

          (a)  Insurance. Tenant shall maintain throughout the Term the
               ---------
following insurance policies: (1) comprehensive general liability insurance in amounts of not less than a combined single limit of $2,000,000 or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder, (4) worker's compensation insurance, containing a waiver of subrogation endorsement acceptable to Landlord, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord. The term "affiliate" shall mean any person or entity, directly or indirectly,
 ---------
controlling, controlled by, or under common control with the party in question.

          (b)  Waiver of Negligence; No Subrogation. Landlord and Tenant each
               --------------------
waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any
                    ----
insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord or to any coinsurance penalty which Landlord may sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (c)  Indemnity. Subject to Section 10(b), Tenant shall defend,
               ---------
indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including attorneys' fees) arising from (i) any Loss arising from any occurrence on the Premises or (ii) Tenant's failure to perform its obligations under this Lease, unless either of the same is caused solely by the negligence or fault of Landlord or its agents. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder. Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

          (d)  Landlord's Indemnity. Subject to Section 10(b), Landlord shall
               --------------------
defend, indemnify, and hold harmless Tenant from and against all claims, demands, liabilities, causes of action, suits, judgments and expenses (including attorneys' fees) for any Loss arising from any occurrence at the Building caused or materially contributed to by Landlord's gross negligence in acting or failing to act, and which Loss was not contributed to in any way by Tenant's actions or omissions. This indemnity shall survive the expiration or termination of the Lease.

          (e)  Landlord's Insurance. Landlord shall carry insurance of the
               --------------------
Building with the replacement cost endorsement and shall carry liability insurance covering the common areas of the Building.

     11.  Subordination Attornment; Notice to Landlord's Mortgagee
          --------------------------------------------------------

          (a)  Subordination. This Lease shall be subordinate to any deed of
               -------------
trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"), provided Tenant has
                                  --------------------
notice of each such Landlord Mortgagee and Tenant receives a Subordination. Non-disturbance and Attornment Agreement executed by and in a standard commercially reasonable form provided from each such Landlord Mortgagee. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

          (b)  Attornment. Tenant shall attorn to any party succeeding to
               ----------
Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirimg such attornment as such party may reasonably request, subject to execution and delivery of a Subordination, Non-Disturbance and Attornment Agreement in a standard commercially reasonable form provided from each such Landlord Mortgagee.

          (c)  Notice to Landlord's Mortgagee. Tenant shall not seek to enforce
               ------------------------------
any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder, which cure period shall not exceed thirty (30) days more than the cure period provided for Landlord herein.

     12.  Rules and Regulations. Tenant shall comply with the rules and
          ---------------------
regulations of the Building which are attached hereto as Exhibit B. Landlord may
                                                         ---------
from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building and will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by its employees, agents, and invitees.

     13.  Condemnation.
          ------------

          (a)  Total Taking. If the entire Building or Premises are taken by
               ------------
right of eminent domain or conveyed in lieu thereof ( a "Taking"), this Lease
                                                         ------
shall terminate as of the date of the Taking.

          (b)  Partial Taking - Tenant's Rights. If any part of the Building
               --------------------------------
becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than one hundred fifty (150) days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within thirty (30) days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c)  Partial Taking - Landlord's Rights. If any material portion, but
               ----------------------------------
less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within thirty (30) days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 13(b).

          (d)  Award. If any Taking occurs, then Landlord shall receive the
               -----
entire award or other compensation for the land on which the Building is situated, the Building, and other improvements taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

     14.  Fire or Other Casualty
          ----------------------

          (a)  Repair Estimate. If the Premises or the Building are damaged by
               ---------------
fire or other casualty (a "Casualty"), Landlord shall, within seventy-five (75)
                           --------
days after such Casualty, deliver to Tenant a good faith estimate (the "Damage
                                                                        ------
Notice") of the time needed to repair the damage caused by such Casualty.
------

          (b)  Landlord's and Tenant's Rights. If a material portion of the
               ------------------------------
Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within two hundred ten (210) days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 14(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair, unless Tenant caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

          (c)  Landlord's Rights. If a Casualty damages a material portion of
               -----------------
the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

          (d)  Repair Obligation. If neither party elects to terminate this
               -----------------
Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements (excluding Landlord's Work) which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. If Landlord commits but fails to restore the Premises within two hundred ten (210) days of the Casualty, Tenant may terminate this Lease upon thirty (30) days written notice to Landlord after the expiration of said two hundred ten (210) day period; provided, however, such termination shall be null and void and of no further force and effect if Landlord restores the Premises within said thirty (30) days.

     15.  Taxes. Tenant shall be liable for all taxes levied or assessed against
          -----
personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within ten (10) days of Landlord's written notice thereof to Tenant, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein.

     16.  Events of Default. Each of the following occurrences shall be an
          -----------------
"Event of Default":
 ----------------

          (a) Tenant's failure to pay Rent within five (5) days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 16(a) on more than two (2) occasions during the twelve (12) month interval preceding such failure by Tenant;

          (b) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than thirty (30) days after Landlord has delivered to Tenant written notice thereof (the "Default Notice"); provided that if the default is of such a nature that it may not be reasonably cured within thirty
(30) days, then no Event of Default shall occur hereunder if Tenant commences curing within the thirty (30) day period after the Default Notice has been delivered to Tenant and thereafter diligently and continuously pursues such cure to completion within a period of not more than sixty (60) days after the delivery of the Default Notice; and

          (c)  The filing of a petition by or against Tenant (the term "Tenant"
                                                                        ------
shall include, for the purpose of this Section 16(c), any guarantor of the Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within ninety (90) days after the filing thereof.

     17.  Remedies. Upon any Event of Default, Landlord may, in addition to all
          --------
other rights and remedies afforded Landlord hereunder or by 1aw or equity, take any of the following actions:

          (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section l8(a) and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term (assuming that Additional Rent and Tax Escalations due for the remainder of the Term shall equal the Additional Rent and Tax Escalations due for the preceding calendar year) discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Northeast Edition, in its listing of "Money Rates" minus one percent, minus (B) the then present fair rental value of the Premises for such period, similarly discounted:

          (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 18(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises, Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building.

          Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 17(b). If Landlord elects to proceed under this Section 17(b), it may at any time elect to terminate this Lease under Section 17(a); and

          (c) Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

     Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity; (ii) shall be cumulative; and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Notwithstanding the foregoing, Landlord shall only recover its damages allowed hereunder once.

     18.  Payment by Tenant; Non-Waiver
          -----------------------------

          (a)  Payment by Tenant. Upon any Event of Default, Tenant shall pay to
               -----------------
Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, or otherwise putting the Premises into the condition such Premises were at as of the Commencement Date of this Lease, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises including brokerage commissions, cost of tenant finish work comparable to Landlord's Work, and other costs incidental to such reletting),
(5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of The Commonwealth of Massachusetts shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties rights and obligations under this Lease.

          (b)  No Waiver. Landlord's acceptance of Rent or any portion thereof
               ---------
following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

     19.  Landlord's Default. Landlord shall in no event be in default in the
          ------------------
performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days after notice by Tenant to Landlord, which notice shall specify the nature of such failure of performance; provided, however, that Landlord shall not be in default hereunder if any such failure of performance is of such a nature that Landlord cannot reasonably remedy the same within such thirty (30) day period, Landlord commences within such thirty (30) day period to cure such failure of performance and thereafter in good faith and with diligence and continuity prosecutes such cure to completion.

     20.  Surrender of Premises. No act by Landlord shall be deemed an
          ---------------------
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 13 and 14 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture exclusive of Landlord's Work as Landlord may request; provided that any customized improvements made by Tenant and not paid for with any portion of the Construction Allowance may be removed by Tenant and if removed Tenant shall repair any damage caused thereby in accordance with the provisions of this Lease, including, without limitation, this Section 20. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 20 shall survive the end of the Term.

     21.  Holding Over. If Tenant fails to vacate the Premises at the end of the
          ------------
Term, then Tenant shall be a tenant at will and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a daily Basic Rent equal to the greater of (A) 150% of the daily Basic Rent payable during the last month of the Term, or (B) 125% of the prevailing rental rate in the Building for similar space.

     22.  Certain Rights Reserved by Landlord. Provided that the exercise of
          -----------------------------------
such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; at all reasonable times during normal business hours upon prior reasonable notice (except in the case of an emergency, where no notice shall be required) and provided Landlord uses reasonable efforts to minimize any interference with the operation of Tenant's business within the Premises, to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; upon prior reasonable notice and before and/or after normal business hours (except in the case of an emergency, where no notice shall be required and any such interruption or suspension shall occur at any time provided Landlord uses reasonable efforts to minimize any interference with the operation of Tenant's business within the Premises), to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building, so long as any such change does not materially adversely impact the operation of Tenant's business within the Premises;

          (b) To take such reasonable measures as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

          (c) To enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders, or, during the last two hundred and seventy
(270) days of the Term tenants.

     23.  [intentionally omitted].

     24.  Miscellaneous.
          -------------

          (a)  Landlord Transfer. Landlord may transfer any portion of the
               -----------------
Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any obligations hereunder from and after the date of such transfer, provided that the assignee assumes such Landlord's obligations hereunder in writing.

          (b)  Landlord's Liability. The liability of Landlord (and its
               --------------------
partners, shareholders or members) to Tenant for any default by Landlord under the terms of this Lease shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency. This Section shall not limit any remedies which Tenant may have for Landlord's defaults which do not involve the personal liability of Landlord.

          (c)  Force Majeure. Other than for Tenant's obligations under this
               -------------
Lease that can be performed by the payment of money (e.g. payment of Rent and
                                                     ----
maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d)  Brokerage. Neither Landlord nor Tenant has dealt with any broker
               ---------
or agent in connection with the negotiation or execution of this Lease, other than Spaulding & Slye and Leggat McCall/Grubb & Ellis, whose commission shall be paid by Landlord. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e)  Estoppel Certificates. From time to time, Tenant shall furnish to
               ---------------------
any party designated by Landlord, within ten (10) days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to the status of this Lease as Landlord may reasonably request.

          (f)  Notices. All notices and other communications given pursuant to
               -------
this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block until the Commencement Date and after the Commencement Date Tenant's notices shall be mailed to the Premises, (2) hand delivered to the intended address, or (3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g) Severability. If any clause or provision of this Lease is illegal,
              ------------
invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.


          (h) Amendments; and Binding Effect. This Lease may not be amended
              ------------------------------
except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i) Quiet Enjoyment. Provided Tenant has performed all of its
              ---------------
obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

          (j) No Merger. There shall be no merger of the leasehold estate hereby
              ---------
created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k) No Offer. The submission of this Lease to Tenant shall not be
              --------
construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (1) Entire Agreement. This Lease constitutes the entire agreement
              ----------------
between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith.

          (m) Waiver of Jury Trial. To the maximum extent permitted by law,
              --------------------
Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

          (n) Time of Essence. Time is of the essence of this Lease and each and
              ---------------
all of its provisions.

          (o) Governing Law. This Lease shall be governed by and construed in
              -------------
accordance with the laws of the State in which the Premises are located.

          (p) Joint and Several Liability. If Tenant is comprised of more than
              ---------------------------
one party, each such party shall be jointly severally liable for Tenant's obligations under this Lease.

          (q) Financial Reports. Within fifteen (15 days after Landlord's
              -----------------
request, which request shall not occur more than once in each calendar year and shall be in anticipation of selling, financing or refinancing the Building (unless an Event of Default exists hereunder, in which case Landlord may make periodic requests), Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord, any potential purchaser or Landlord's lender. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (i) to Landlord's lenders or prospective purchasers of the project, (ii) in litigation between Landlord and Tenant, and (iii) if required by court order.

          (r)  [intentionally omitted]

          (s) Telecommunications. Tenant and its telecommunications companies,
              ------------------
including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed). Notwithstanding any provisions of this
Section 24(s) to the contrary, Tenant may make or perform certain installation affecting Tenant's telecommunications systems provided that (i) any such installations only affect the Premises; (ii) no such installations affect any of the Building mechanical, electrical or plumbing systems; (iii) Tenant shall promptly repair and restore any damage caused by any such installation; and
(iv) upon Landlord's request, at the earlier termination or expiration of this Lease. Tenant shall restore the Premises to the condition that existed on the Commencement Date.

          (t) Confidentiality. Tenant acknowledges that the terms and conditions
              ---------------
of this Lease are to remain confidential for the Landlord's benefit, and may not be disclosed by Tenant to anyone (other than to persons, such as Tenant's employees, lenders and attorney's, for any purpose directly related to consummating any of the transactions hereunder or for any other legitimate business purpose of Tenant), by any manner or means, directly or indirectly, without Landlord's prior written consent. The consent by the Landlord to any disclosures shall not be deemed to be a waiver on the part of the Landlord of any prohibition against any future disclosure.

          (u) Notice of Lease. Tenant agrees not to record this Lease and to
              ---------------
keep the terms of this Lease confidential, but each party hereto agrees, at the request of the others to execute a so-called Notice of Lease in recordable form complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the Rent or other charges payable by Tenant hereunder.

          (v) List of Exhibits. All exhibits and attachments attached hereto are
              ----------------
incorporated herein by this reference.

          Exhibit A -   Floor Plan of Premises and Description of Building
          Exhibit B -   Building Rules and Regulations
          Exhibit B-1   List of Tenant's Machines and Equipment
          Exhibit C-    Landlord's Work
          Exhibit C-l-  Description of Landlord's Work
          Exhibit D -   Renewal Option
          Exhibit E -   Expansion Option
          Exhibit F-    Rent Abatement
          Exhibit G -   Cleaning and Janitorial Services

          (w) Commencement Date Letter. Tenant agrees that, within ten (10) days
              ------------------------
of Landlord's request, it will execute and deliver to Landlord a Commencement Date Letter setting forth, among other things, the actual Commencement Date and date upon which the Term expires. Tenant hereby irrevocably appoints Landlord as its attorney-in-fact, in Tenant's name, to execute such Commencement Date Letter if Tenant fails to timely execute the same provided Tenant is not in good faith disputing the Commencement Date.

          (x) Corporate Approval. Concurrently with its execution of the Lease.
              ------------------
Tenant shall provide Landlord with duly authorized and executed corporate resolutions (in form and substance satisfactory to Landlord's counsel) authorizing the entering into and consummation of the transactions contemplated by this Lease and designating the corporate or other officer or officers to execute this Lease on behalf of Tenant.

     25.  Other Provisions.
          ----------------

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT ON OR AFTER THE COMMENCEMENT DATE HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease Agreement to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.

TENANT:                                       Address:

INVENTION MACHINE CORPORATION                 4 Cambridge Center
                                              Cambridge, Massachusetts 02142
                                              Telecopier Number: (617) 492-8867

By:______________________________
Name:____________________________
Title:___________________________


LANDLORD:                                     Address:

WHLN REAL ESTATE LIMITED PARTNERSHIP.         c/o Archon Group L.P.
a Delaware limited partnership                600 E. Las Colinas Boulevard
                                              Suite 1900
                                              Irving, Texas 75039
By: WHLN Gen-Par. Inc., a Delaware            Telecopier Number: (214) 231-2293
    corporation, General Partner


    By: /s/ [ILLEGIBLE]
    Name: [ILLEGIBLE]
    Title: Vice President

     IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Lease Agreement to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.

TENANT:                                    Address:

INVENTION MACHINE CORPORATION              4 Cambridge Center
                                           Cambridge, Massachusetts 02142
                                           Telecopier Number: (617) 492-8867

By: /s/ Thomas T. Lewis
   ------------------------
Name:  THOMAS T. LEWIS
      ---------------------
Title: President
      ---------------------

LANDLORD:                                  Address:

WHLN REAL ESTATE LIMITED PARTNERSHIP       c/o Archon Group L.P.
                                           600 E. Las Colinas Boulevard
By: JER WHLN Services, Inc.,               Suite 1900
    its General Partner                    Irving, Texas 75039
                                           Telecopier Nuumber: (214) 231-2293
    By:______________________________
    Name:____________________________
    Title:___________________________

                                   EXHIBIT A
                                   ---------

                              DESCRIPTION OF LAND
                              -------------------

A certain Parcel of land with the buildings thereon situated on Portland, Causeway and Lancaster Streets in the City of Boston and Commonwealth of Massachusetts and shown on "Compiled Plan of Land in Boston, Massachusetts dated March 30, 1971 (Rev. March 31, 1971)" drawn by Boston Survey Consultants and recorded at Suffolk Registry Book 8434, Page 496 bounded and described:

NORTHEASTERLY       on Portland Street two hundred and forty-one (241) feet
                    more or less;

NORTHWESTERLY       on Causeway Street seventy-four (74) feet;

SOUTHWESTERLY       by land now or formerly by Som AR Holding Company by
                    two lines forty and 75,100 (40.75) feet and one hundred eighteen (118) feet respectively;

NORTHWESTERLY       again by the same land seventy-three and 42/100 (73.42)
                    feet by a line running through a common party wall;

SOUTHWESTERLY       again by Lancaster Street, twenty-seven (27) feet;

SOUTHEASTERLY       by land now or formerly of Charles F. Doe. Trustee
                    seventy-four and 33/100 (74.33) feet;

SOUTHWESTERLY       again by the same land fifty-five and 77/100 (55.77) feet;

SOUTHEASTERLY       by land now or formerly of Portland-Causeway Realty
                    Corporation about one (1) foot through a common party wall;

SOUTHWESTERLY       by the same land one and 1.10 (1.1) foot by the
                    northeasterly face of the fire wall;

SOUTHEASTERLY       again by the same land about seventy-four (74) feet by the northerly face of the fire wall;

Containing 19,800 square feet of land more or less according to said plan.

                            FLOOR PLAN OF PREMISES
                            ----------------------

                                   EXHIBIT B
                                   ---------

                        BUILDING RULES AND REGULATIONS
                        ------------------------------

     The following rules and regulations shall apply to the Premises, the Building, parking garage associated therewith, if applicable and the appurtenances thereof:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. Except as expressly permitted in the Lease, no signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building which would affect the appearance of the elevator lobby on the fifth (5th) floor of the Premises, the exterior of the Building or any common areas of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel; provided, however, Tenant may insert nails within the Premises in order to hang pictures. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

     5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

     6. Movement in or out of the Building of furniture or office equipment or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personne, of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

     7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     8. Corridor doors which are outside the tenant premises, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as lodging quarters.

     9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

     10. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     11. No machinery of any kind (other than normal office equipment, including, without limitation, computer equipment used for general office use) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

     12. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     13. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, which permission shall not be unreasonably withheld or delayed.

     14. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

                                  EXHIBIT B-1
                                  -----------

                    LIST OF TENANT'S MACHINES AND EQUIPMENT
                    ---------------------------------------

                                  EXHIBIT B-1
                                  -----------

                Current List of Tenant's Machines and Equipment
                -----------------------------------------------

     Norstar Telephone System with Voice Mail

38   Desktop Computers

12   Desktop Printers

1    Refrigerator

1    Microwave Oven

1    Copy Machine

2    File Servers

25   Laptop Computers

4    LCD Projectors

     Miscellaneous (i.e. calculators, radios, clocks, etc)

                                   EXHIBIT C
                                   ---------

                                LANDLORD'S WORK
                                ---------------

     1.   Except as otherwise set forth in the Lease or this Exhibit C, Tenant
                                                             ---------
hereby accepts the Premises in their "AS-IS" condition, and Landlord shall have no obligation to perform any work therein (including, without limitation, demolition of any improvements existing therein or construction of any tenant finish work or other improvements therein), and shall not be obligated to reimburse Tenant or provide an allowance for any costs related to the demolition or construction of improvements therein.

     2. Commencing within one (1) week after the issuance of a building permit respecting Landlord's Work, Landlord shall commence to construct the work described on Exhibit C-1 attached hereto ("Landlord's Work"), and shall diligently and continuously prosecute the construction of the same in a good and workmanlike manner and in accordance with all applicable federal, state and local laws. Notwithstanding any provisions of this Lease to the contrary, Landlord's Work shall not include any cabling within or outside of the Premises, but the cost of any such cabling shall be paid from the Construction Allowance in accordance with the provisions of this Lease to the extent available. The construction of Landlord's Work shall be performed pursuant to a construction schedule (the "Construction Schedule") reasonably established by Landlord and reasonably acceptable to Tenant; provided, however, any changes to Landlord's Work shall be mutually agreed to by Landlord and Tenant, shall be at Tenant's sole cost and expense (unless the full amount of the Construction Allowance has not been allocated toward the construction of Landlord's Work, in which case Landlord shall use a portion of the Construction Allowance to pay for any such changes) and shall be documented by a change order executed by Landlord and Tenant. Landlord shall notify Tenant in writing of the anticipated date of substantial completion of Landlord's Work (the "Substantial Completion Date") at least ten (10) days prior to the Substantial Completion Date stated therein. The phrase "Substantial Completion" shall mean that, with the exception of minor punch list items which would not prevent the use or occupancy of the Premises by Tenant for the Permitted Use, Landlord's Work shall have been completed in accordance with the specifications set forth in Exhibit C-1 attached hereto and
                                                -----------
a Certificate of Occupancy with respect to the Premises shall have issued. Landlord shall complete any work relating to punch list items within forty-five
(45) days after the Substantial Completion Date. Upon request, but subject to the provisions of the next succeeding sentence, Tenant will provide Landlord with a written statement that Tenant has accepted the Premises and that Landlord has completed Landlord's Work. With respect to the Landlord's Work being performed by Landlord pursuant to this Lease, except to the extent which Tenant shall have given Landlord notice, not later than sixty (60) days after the Commencement Date, of the manner in which Landlord has not fully performed such Landlord's Work. Tenant shall have no claim that Landlord has failed to perform any such Work, and Tenant shall be conclusively deemed to have accepted the same; provided, however, that with respect to the latent defects not capable of being discovered by a reasonable and thorough inspection of the Premises said sixty (60) day period shall be extended to one (1) year following the substantial completion of Landlord's Work. If Tenant sends notice to Landlord within the aforementioned time frames that Landlord has not fully performed Landlord's Work. Landlord shall fully perform such Landlord's Work within sixty (60) days of Landlord's receipt of such notice. In the event the Substantial Completion of Landlord's Work is delayed as a result of any act or omission of Tenant, its employees, invitees, agents or representatives and such delay increases the costs for Landlord to construct Landlord's Work in accordance with this Lease. Tenant shall pay to Landlord, within ten (10) days of Landlord's request therefor, the amount of any such increased costs provided Tenant receives an invoice evidencing the increased costs incurred by Landlord (unless the full amount of the Construction Allowance has not been allocated toward the construction of Landlord's Work, in which case Landlord shall use a portion of the Construction Allowance to pay for any such increased costs).

     3. The entire cost of performing Landlord's Work (including, without limitation, design of Landlord's Work and preparation of plans and specifications, costs of construction labor and materials, construction management costs, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in
                                                ------------------------
excess of the Construction Allowance (as hereinafter defined) shall be paid by Tenant. Upon approval of the plans and specifications for Landlord's Work and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such plans and specifications and itemizes the Total Construction Costs and sets forth the Construction Allowance, and (b) pay to Landlord 50% of the amount, if any, by which Total Construction Costs exceed the Construction Allowance; upon Substantial Completion of Landlord's Work, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to Landlord's
Work), less (i) the amount, if any, of the advance payment already made by Tenant, (ii) the amount of the Construction Allowance, and (iii) the cost reasonably estimated by Landlord for completing all "punch list" items. Tenant shall pay to Landlord the costs incurred in completing the punch list items within ten (l0) days notice of Landlord's completion thereof.

     4. Landlord shall provide Tenant with a construction allowance for the purpose of funding Landlord's Work and, to the extent any excess funds are available, additional alterations and/or improvements desired by Tenant and approved by Landlord in accordance with the provisions of the Lease, including, without limitation, the provisions of Section 7 of this Lease, in an amount equal to $278,004.00 (the "Construction Allowance") except that Tenant shall
                           ----------------------
have nine (9) months from the Commencement Date of the Lease (the "Construction
                                                                   ------------
Allowance Termination Date") to notify Landlord of Tenant's intent to expend any
--------------------------
unused Construction Allowance and to request Landlord's approval of the alterations and/or improvements Tenant intends to construct or cause to be constructed with said Construction Allowance. Should Tenant fail to notify Landlord of Tenant's intent to expend all or any portion of the unused Construction Allowance and to request Landlord's approval of the alterations and/or improvements Tenant intends to construct or cause to be constructed with said Construction Allowance by the Construction Allowance Termination

Date, Tenant shall have no further right to any unused portion of the Construction Allowance, nor shall Tenant receive a rent credit for any unused portion of the Construction Allowance.

     As conditions to Tenant's right to receive any portion of the Construction Allowance for the construction of improvements other than Landlord's Work; (i) Tenant shall not be in default under the Lease; (ii) the Lease shall be in full force and effect; (iii) the improvements shall have been previously approved by Landlord in writing in accordance with the provisions of this Lease and shall be, in Landlord's reasonable discretion, substantially complete; (iv) to the extent Tenant (as opposed to Landlord) is constructing or causing to be constructed any such improvements, Tenant shall furnish to Landlord such evidence as Landlord may reasonably require to evidence that all persons furnishing or supplying labor and materials in connection with the construction of such improvements have been paid and that no lien exists of record with respect thereto; and (v) a date six (6) months after the Construction Allowance Termination Date shall not have occurred. Landlord shall fund the remainder of the Construction Allowance within ten (10) business days from Tenant's written request for the same provided that Tenant has complied with the requirements set forth in the preceding sentence. Upon paying the full amount of the Construction Allowance to Tenant in accordance with the provisions hereof, Landlord shall have no further obligation to extend any credit to Tenant.

     5.   Upon Tenant's written request therefor, Landlord shall provide Tenant;
(a) with the estimated Total Construction Costs; and (b) at any time after the Substantial Completion of Landlord's Work, with the actual Total Construction Costs.

     6. Notwithstanding anything to the contrary in this Lease, Landlord shall provide Tenant, at Landlord's cost, with building standard directory signs in the lobby area of the Building and on entrances into the Premises.

                                  EXHIBIT C-1
                                  -----------

                        DESCRIPTION OF LANDLORD'S WORK
                        ------------------------------

                                                                     EXHIBIT C-1
                                                                     -----------

                        [FIFTH FLOOR PLAN APPEARS HERE]
                         -----------------------------

                        [SIXTH FLOOR PLAN APPEARS HERE]
                         -----------------------------


[LOGO] Walsh/Cochis Associates inc.
       Architects & Consultants



PROPOSED FIFTH & SIXTH FLOOR PLANS


PRELIMINARY LAYOUT FOR:
INVENTION MACHINE CORPORATION

2000 Portland Street
Boston, Massachusetts


APPROVED BY INVENTION MACHINE CORPORATION: /s/ [ILLEGIBLE]    DATE 11-27-96
                                               -----------         --------

                                   EXHIBIT D
                                   ---------

                                RENEWAL OPTION
                                --------------

     Provided no Event of Default exists and Tenant and/or an Affiliate of Tenant is occupying the entire Premises at the time of such election. Tenant may renew this Lease for one (1) additional period of five (5) years, by delivering written notice of the exercise thereof to Landlord not later than two hundred seventy (270) days before the expiration of the Term. On or before the commencement date of the extended Term in question, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

     1. The Basic Rent payable for each month during each such extended Term shall be the prevailing rental rate, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account:

     2. Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

     3. Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g.,
                                                                         ----
     moving allowance, construction allowance, and the like) or other tenant inducements.

     Tenant's rights under this Exhibit shall terminate if (i) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises to any person other than an Affiliate of Tenant or (ii) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

     Within ten (10) days after receipt of Tenant's notice to renew, Landlord shall send written notice to Tenant of "prevailing rental rates" and shall advise Tenant of the required increase of adjustment to the Basic Rent, if any, and the other terms and conditions offered. The term "prevailing rental rates" shall not include any amount for the construction of tenant improvements to the Premises. If Tenant disagrees with Landlord's determination of "prevailing rental rates", Tenant may, but only within ten (10) days after receipt of Landlord's notice, revoke Tenant's notice to renew or require by written notice to Landlord that the determination of "prevailing rental rates" be made by brokers. In such event, within ten (l0) days thereafter, each party shall select a qualified commercial real estate broker with at least ten (l0) years experience in appraising property and buildings in the city or submarket in which the Premises are located. The two brokers shall give their opinion of prevailing rental rates and other terms within twenty (20) days after their retention. In no event, however, shall the Basic Rent in the renewal term be less than the then current Basic Rent rate per rentable square foot in effect hereunder. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding twenty (20) day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five
(5) days) choose either the determination of Landlord's broker or Tenant's broker and such choice of this third broker shall be final and binding on Landlord and Tenant unless within five (5) days thereafter, Tenant in writing notifies Landlord that Tenant withdraws its notice to renew. Each party shall pay its own costs for its real estate broker. The parties shall equally share the costs of any third broker. The parties shall immediately confirm the renewal term. Basic Rent and the other terms and conditions so determined, in writing.

                                   EXHIBIT E
                                   ---------

                               EXPANSION OPTION
                               ----------------

     Provided no Event of Default exists, Tenant and or an Affiliate of Tenant is occupying the entire Premises at the time of such election and Tenant has elected to extend the initial Term of this Lease for five (5) years pursuant to the renewal option set forth in Exhibit D to this Lease, but subject to the Attorney General's Office election to extend its Lease of the fourth (4th) floor of the Building containing approximately 15,523 rentable square feet (the "Expansion Space"), Tenant may lease the Expansion Space by delivering to
 ---------------
Landlord, on or before July 3l, l999, written notice of Tenant's election to include such Expansion Space as part of the Premises. If Tenant timely exercises its option, then (a) possession of the Expansion Space shall be delivered to Tenant in an "AS-IS" condition on the earlier of (the "Expansion Space
              -----                                    ---------------
Commencement Date") (i) August 1, 2000 or (ii) the date on which Tenant occupies
-----------------
the Expansion Space with Landlord's prior written consent, and (b) Tenant and Landlord shall execute an amendment to this Lease including the Expansion Space in the Premises on the same terms as this Lease, except as follows:

     (A) the rentable square feet of the Premises shall be increased by the rentable square feet in the Expansion Space;

     (B) the annual Basic Rent for the Expansion Space shall be equal to the then prevailing rental rate (determined in accordance with the provisions of Exhibit D to this Lease); and

     (C)  Landlord shall not provide to Tenant any allowances (e.g. moving
                                                               ----
     allowance, construction allowance, and the like) or other tenant inducements.

     Tenant's rights under this Exhibit shall terminate if (i) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises to any person other than an Affiliate of Tenant or (ii) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

     Notwithstanding the foregoing: (x) if Landlord is unable to deliver possession of the Expansion Space on the Expansion Space Commencement Date for reasons beyond Landlord's reasonable control (including the failure of an existing occupant to vacate), the Expansion Space Commencement Date shall be deemed to be the first day thereafter that possession is so delivered, and any delay in such Date shall be Tenant's sole remedy at law or in equity; and (y) Landlord shall use reasonable efforts to deliver the Expansion Premises to Tenant on the Expansion Commencement Date.

                                   EXHIBIT F
                                   ---------

                           RENT ABATEMENT PROVISIONS
                           -------------------------

     A portion of Basic Rent shall be conditionally abated during the first twelve (12) months of the Term in the following amounts: months 1-6: $11,864.94 per month or $71,189.64 for months 1-6; and months 7-12: $7,104.63 per month or $42,627.78 for months 7-12. Commencing with the thirteenth (13th) month of the Term, Tenant shall make Basic Rent payments as otherwise provided in the Lease. Notwithstanding such abatement of Basic Rent (i) all other sums due under the Lease, including Additional Rent and Tenant's share of Taxes shall be payable as provided in the Lease, and (ii) any increases in Basic Rent set forth in the Lease shall occur on the dates scheduled therefor.

     The abatement of Basic Rent provided for in this Exhibit is conditioned upon Tenant's full and timely performance of all of its obligations under the Lease. If at any time during the first eighteen (18) months of the Term an Event of Default by Tenant occurs, then the abatement of Basic Rent provided for in this Exhibit shall immediately become void, and Tenant shall promptly pay to Landlord, in addition to all other amounts due to Landlord under this Lease, the full amount of all Basic Rent herein abated.

                                   EXHIBIT G
                                   ---------

                       CLEANING AND JANITORIAL SERVICES
                       --------------------------------

     1.   MAIN LOBBIES, ELEVATOR LOBBIES, STAIRWAYS, ELEVATORS


Nightly Services (Monday through Friday inclusive, holidays excepted)
----------------

1. Gather all wastepaper and place for disposal. Replace liner bags from customer's stock or provide and back charge.
2.   Dust mop tile or hard surfaced floors.
3.   Vacuum all carpet.
4.   Spot clean all carpet.
5.   Empty and wash all ashtrays.
6.   Wash entrance door glass, spot clean partition glass.
7.   Dust all horizontal surfaces. Spot wash to remove spillage.
8.   Vacuum all walk-on mats.
9. Clean and polish elevator doors, tracks, cab stainless or brass. Vacuum carpet and spot clean.
l0.  Damp mop tile or hard surfaced floors.
l1.  Spray buff tile or hard surfaced floors.
12.  Spot clean all wall surfaces to remove smudges and hand prints.
13.  Wash and sanitized drinking fountains.

Weekly Services (One time per week)
---------------

1.   Dust mop and damp mop stairways.
2.   Dust down banisters and risers in stairways.
3.   Bonnett clean carpeted lobbies.

Semi-Annual Services (Two times per year)
--------------------

1. Strip, thoroughly rinse, and apply two coats of sealer, and two coats of finish to tile and hard surfaced floors.

                           II.  GENERAL OFFICE AREA

Nightly Services (Monday through Friday inclusive, holidays excepted)
----------------

l. Gather all wastepaper and place for disposal. Replace liner bags from customer's stock or provide and back charge.
2.   Empty and wash all ashtrays.
3.   Dust mop all tile and hard surfaced floors.

4.   Vacuum all carpeted traffic pattern areas.
5.   Spot clean carpeted areas.
6.   Dust desks, chairs, tables, file cabinets, and telephones.
7.   Remove fingerprints from doors, light switches, and partition glass.
8.   Wash all drinking fountains.
9. Upon completion of cleaning, all lights will be turned off and doors locked. Leaving the Premises in an orderly condition.

Weekly Services (One time per week)
---------------

l.   Dust low and high horizontal and vertical surfaces.
2.   Detail vacuum corners, edges, and hard to reach areas not vacuumed nightly.
3.   Dust mop, damp mop, and spray buff tile floors.
4.   Vacuum all fabric office furniture, including chairs and couches.

Monthly Services (Every two months)
----------------

1.   Refinish all tile floors with one (1) coat of floor finish.
2.   Vacuum draperies and ceiling vents.

Semi-Annual Services
--------------------

1.   Wash both sides of all exterior glass.

Annual Services (Where applicable)
---------------

1. Strip, thoroughly rinse, and apply two (2) coats of sealer and two (2) coats of finish to tile floors.

                                III.  RESTROOMS

Nightly Services (Monday through Friday inclusive, holidays excepted)
----------------

l.   Clean and sanitize wash basins, toilets, and urinals.
2.   Clean and polish dispensers, chrome fittings, mirrors, and entrance doors.
3.   Dust mop and wet mop floors using a disinfectant mopping soap.
4.   Dust ledges and partitions.
5.   Empty and clean paper towel and sanitary receptacles.
6. Fill dispensers from stock. Towels, tissue, sanitary napkins, and hand soap to be furnished by Landlord or provided and back charged.
7.   Report any fixture not working properly to building management.

Weekly Services (One time per week)
---------------

1.   Spot wash partitions, walls, and doors.

Monthly Services (One time per month)
----------------

l.   Machine scrub ceramic tile floors.
2.   Dust ceiling vents.
3.   Hand wash all ceramic walls.

                            IV.  LUNCHROOM (if any)

Nightly Services (Monday through Friday inclusive, holidays excepted)
----------------

l.   Empty trash receptacles and damp wipe outside of container.
2.   Dust mop tile or hard surfaced floors.
3.   Damp mop spills from tile or hard surfaced floors.
4.   Vacuum carpet and spot clean.
5.   Remove spots from walls in eating area.
6.   Dust chairs and counters.
7.   Wash table tops to remove spillage.
8.   Empty and wash ashtrays.

Weekly Services (One time per week)
---------------

1.   Dust mop, damp mop, and spray buff tile or hard surfaced floors.

Semi Monthly (Six times per year)
------------

1. Refinish all tile or hard surfaced floors with one (i) coat of floor finish.

Annual Services (One time per year)
---------------

l. Strip, thoroughly rinse, apply two (2) coats of sealer and two (2) coats of floor finish to tile or hard surfaced floors.

                            V. ADDITIONAL SERVICES

     Tenant requiring services in excess of those described shall request the same through Landlord at Tenant's expense.

                                NOTICE OF LEASE
                                ---------------

     In accordance with the provisions of Massachusetts General Laws Chapter 183, Section 4, as amended, notice is hereby given of the following described
Lease:


Parties to Lease:
----------------

     Lessor: WHLN Real Estate Limited a Partnership, a Delaware Limited partnership

     Lessee:   Invention Machine Corporation, a Delaware corporation


Date of Execution:
-----------------

     December 2, 1996

Description of Leased Premises:
------------------------------

     Approximately 23,167 rentable square feet on the fifth and sixth floors of the office building located at 200 Portland Street, Boston. See Exhibit A attached hereto and made a part hereof for a legal description of 200 Portland Street, Boston, Massachusetts.

Term of Lease:
-------------

     The term of the Lease shall commence on or about January 1, 1997 (subject to the terms of the Lease) and shall be for a period of six (6) years expiring on the sixth anniversary of the Commencement Date (as defined in the Lease), unless such anniversary date is not the first day of a calendar month in which case the term of the Lease shall be extended by the number of days between the Commencement Date and the first day of the next month. The Commencement Date is subject to the completion of Landlord's Work (as defined in the Lease) as set forth in the Lease.

Rights of Extension:
-------------------

     One option to extend for a period of five (5) years.


Rights of Expansion:
-------------------

     Lessee has an option to expand its Leased spaces to include the fourth floor of the building at 200 Portland Street, Boston, Massachusetts subject to the terms and conditions of the Lease.

     WITNESS the execution hereof under seal by said parties to said Lease.



                                             LESSEE:
                                             INVENTION MACHINE CORPORATION

                                             By: Thomas T. Lewis
                                                 -------------------------------
                                                 Its:

                                             LESSOR:
                                             WHLN REAL ESTATE LIMITED
                                             PARTNERSHIP

                                             By: WHLN Gen-Par. Inc.,
                                                 its General Partner

                                                 /s/ John L. Gwyn
                                                 ------------------------------
                                                 John L. Gwyn
                                                 Vice President


                         COMMONWEALTH OF MASSACHUSETTS

Middlesex   ss                                                  Nov 20, 1996

     Then personally appeared before me the above-named Thomas T. Lewis, as President of Invention Machine Corporation and acknowledged the foregoing to be the free act and deed of Invention Machine Corporation.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                 Notary Public

                                                 Commission Expires: June 14,
                                                 2002

                                 STATE OF TEXAS



Denton Co  ss                                                   December 2, 1996

     Then personally appeared before me the above-named John L. Gwyn, as Vice President of JER WHLN Services, Inc., the general partner of WHLN Real Estate Limited Partnership and acknowledged the foregoing to be the free act and deed of WHLN Gen-Par, Inc. and WHLN Real Estate Limited Partnership.

                                                 /s/ Kim G. Toornburg
                                                 -------------------------------
                                                 Notary Public

                                                 Commission Expires: 07-24-2000


                           [SEAL of KIM G.TOORNBURG]

                                   EXHIBIT A
                                   ---------

                              DESCRIPTION OF LAND
                              -------------------

A certain Parcel of land with the buildings thereon situated on Portland, Causeway and Lancaster Streets in the City of Boston and Commonwealth of Massachusetts and shown on "Compiled Plan of Land in Boston, Massachusetts dated March 30, 1971 (Rev. March 31, 1971)" drawn by Boston Survey Consultants and recorded at Suffolk Registry Book 8434, Page 496 bounded and described:

NORTHEASTERLY     on Portland Street two hundred and forty-one (241) feet more or less;


NORTHWESTERLY     on Causeway Street seventy-four (74) feet;



SOUTHWESTERLY     by land now or formerly by Som AR Holding Company by two lines forty and 75/100 (40.75) feet and one hundred eighteen (118) feet respectively;


NORTHWESTERLY     again by the same land seventy-three and 42/100 (73.42) feet by a line running through a common party wall;



SOUTHWESTERLY     again by Lancaster Street, twenty-seven (27) feet;


SOUTHEASTERLY     by land now or formerly of Charles F. Doe, Trustee seventy-
                  four and 33/100 (74.33) feet;



SOUTHWESTERLY     again by the same land fifty-five and 77/100 (55.77) feet;


SOUTHEASTERLY     by land now or formerly of Portland-Causeway Realty
                  Corporation about one (1) foot through a common party wall;


SOUTHWESTERLY     by the same land one and 1/10 (1.1) foot by the northeasterly face of the fire wall;



SOUTHEASTERLY     again by the same land about seventy-four (74) feet by the northerly face of the fire wall;


Containing 19,800 square feet of land more or less according to said plan.

                                      26